M F S(R)
INVESTMENT MANAGEMENT

[graphic omitted]

                         MASSACHUSETTS
                         INVESTORS GROWTH
                         STOCK FUND

                         SEMIANNUAL REPORT o MAY 31, 2001

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        YOU CAN RECEIVE THIS REPORT VIA E-MAIL. See page 36 for details.
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

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  5
Performance Summary ....................................................... 10
Portfolio of Investments .................................................. 14
Financial Statements ...................................................... 21
Notes to Financial Statements ............................................. 29
Trustees and Officers ..................................................... 37

MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC, MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.

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NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
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

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
    Jeffrey L. Shames

Dear Shareholders,
Over the past five years, it seems we've experienced nothing but market extremes. From 1996 to 1999, investors enjoyed perhaps the best bull market in U.S. history. Amid the excitement, concern about risk sometimes appeared to take a back seat to concern about returns.

Since the spring of last year, we've witnessed another extreme. A collapsing market often punished companies indiscriminately, seemingly unable to distinguish firms with strong long-term prospects from those that were genuinely in trouble. The market rudely reminded us that investing is still about balancing risk against potential reward.

In our view, we seem to be entering a period in which stock and bond performance may be closer to historical norms. While some may find that disappointing in comparison to the late 1990s, we think a "normal" market may be a lot easier on investors' emotions. And, boring as it may sound, we think that recent events have shown that our fundamental beliefs about investing -- the guidelines for balancing risk and reward that we and many other investment companies have been repeating for years -- are still relevant. Let's look at how some of those guidelines applied to recent events.

DIVERSIFY
The theory behind diversification is that various asset classes -- growth stocks, value stocks, international stocks, and bonds, for example -- may not move in unison. One asset class may be outperforming while another may be in a slump. Because it's impossible to predict when individual asset classes will move in and out of favor, it's a good idea to spread your investments across several asset classes -- so the theory goes. And if you look at the market over the past several years, we think events have borne out the theory and rewarded many investors who heeded the call to diversify.

In the late 1990s, at the height of the growth stock boom, investors who diversified into value stocks and bonds may have felt left out of the party. Some market commentators proclaimed that diversification as an investment strategy was dead. But as many growth stocks began to collapse in early 2000, bonds and value stocks entered some of their best times in recent memory. Consider this: the 12-month period ended May 31, 2001, was a period widely reported in the media as a miserable one for stocks. The NASDAQ Composite Index -- a market index heavily laden with stocks of the technology, telecommunications, and Internet companies often referred to as the "new economy" -- returned -37.94% for the period. Even the Standard & Poor's 500 Composite Index (the S&P 500), a broader market index, was down 10.55%.(1)

But the value stocks in the S&P 500, as measured by the Standard & Poor's 500/ BARRA Value Index, were up 7.13% over the same period. And the bond market, as measured by the Lehman Brothers Aggregate Bond Index (the Lehman Index), was up 13.12% for the period.(2) So while investors who concentrated only on growth stocks may have recently experienced negative returns across their portfolios, investors who diversified may have enjoyed strong performance in some of their holdings.

EXPECT REASONABLE RETURNS
It may be clear today that the late 1990s were abnormally good times for equity investors. But at the time it seemed to many that long-term annual returns of 20% or more were becoming the norm. For a brief period, our financial goals seemed much more reachable. For many investors, the hardest aspect of the recent downturn may not have been their short-term losses, but the need to bring their long-term expectations back to reasonable levels.

What's reasonable? That depends on an investor's financial situation, investment goals, and tolerance for risk. The historical returns of the S&P 500, often used as a measure of the overall equity market, are in the 14% - 15% range for the 5-, 10-, 20-, and 25-year periods ended May 31, 2001. For the 30-year period ended on the same date, which includes the extended market downturn of the early 1970s, the average annual return of the S&P 500 drops to 12.72% -- still what we would consider a respectable return on your money.(3) Retirement savings charts and calculators offered by many mutual fund companies have traditionally assumed a more conservative average annual return of 8% - 10% for equity portfolios.

While returning less than stocks for most periods, bonds as a group have tended to be less volatile than equities and still beat inflation. For the 5-, 10-, 20-, and 25-year periods ended May 31, 2001, average annual bond returns as measured by the Lehman Index ranged from about 7% to 11%, while average annual inflation ranged from about 2% to 5% for the same periods.(4)

Of course, past performance is no guarantee of future returns, and each investor's financial situation, goals, and risk tolerance are unique. But we think the historical returns of common market indices can provide a starting point for determining reasonable expectations.

DEVELOP A LONG-TERM FINANCIAL PLAN WITH THE HELP OF AN INVESTMENT PROFESSIONAL Developing a written plan forces you to define your financial goals, figure out a realistic plan for attaining them, and periodically assess how you're doing. Over the past several years, sticking to a diversified plan could have potentially helped an investor endure a wide range of market extremes.

We think there are two basic reasons to hire an investment professional: to help you develop a financial plan and update it as your needs change, and to keep you honest when market extremes tempt you to deviate from your plan. It's certainly possible to develop and stick to a financial plan on your own. But our experience has been that most investors can benefit from the knowledge, perspective, and clarity that an investment professional can bring to the process.

In closing, we would submit that our fundamental beliefs about investing remain valid, even in extreme, perhaps once-in-a-generation, market environments such as we've just experienced. Although it seemed for a while that risk had become an irrelevant concept, we would suggest that balancing risk and potential reward will always be a key to developing a realistic financial plan. As we head into what we believe may be calmer and more "normal" times, we would suggest that you discuss these ideas with your investment professional and incorporate them into your financial plan, if you haven't already done so. As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

     Respectfully,

/s/  Jeffrey L. Shames

     Jeffrey L. Shames
     Chairman and Chief Executive Officer
     MFS Investment Management(R)

     June 15, 2001

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RETURNS. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

------------
(1) Source: Lipper Inc. The NASDAQ Composite Index is an unmanaged, market-weighted index of all over-the-counter common stocks traded on the National Association of Securities Dealers Automated Quotation system. The Standard & Poor's 500 Composite Index is an unmanaged but commonly used measure of common stock total return performance.
(2) Source: Lipper Inc. The Standard & Poor's 500/ BARRA Value Index is a market-capitalization- weighted index of the stocks in the S&P 500 having the highest book-to-price ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis. The Lehman Brothers Aggregate Bond Index is unmanaged and is composed of all publicly issued obligations of the U.S. Treasury and government agencies, all corporate debt guaranteed by the U.S. government, all fixed- rate nonconvertible investment-grade domestic corporate debt, and all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association
    (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC), and the Federal National Mortgage Association (FNMA).
(3) Source: Lipper Inc. The average annual returns for the Standard & Poor's 500 Composite Index were 15.13%, 14.84%, 15.44%, 14.59%, and 12.72%, respectively, for the 5-, 10-, 20-, 25-, and 30-year periods ended May 31, 2001.
(4) Source: Lipper Inc. The average annual returns for the Lehman Brothers Aggregate Bond Index were 7.68%, 7.82%, 10.65%, and 9.32%, respectively, for the 5-, 10-, 20-, and 25-year periods ended May 31, 2001.The cost of living (inflation) is measured by the Consumer Price Index (CPI) published by the U.S. Bureau of Labor Statistics. The average annual increase in the CPI was 2.57%, 2.74%, 3.47%, and 4.69%, respectively, for the 5-, 10-, 20-, and
    25-year periods ended May 31, 2001.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of Stephen Pesek]
     Stephen Pesek

For the six months ended May 31, 2001, Class A shares of the fund returned -12.29%, Class B shares -12.55%, Class C shares -12.54%, Class I shares -12.12%, and Class J shares -12.52%. These returns, which include the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges, compare to a -3.90% return over the same period for the fund's benchmark, the Standard & Poor's 500 Stock Index (the S&P 500). The S&P 500 is an unmanaged but commonly used measure of common stock total return performance. During the same period, the average large-cap growth fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned -13.52%.

Q. WHAT FACTORS LED TO THE UNDERPERFORMANCE OF THE FUND RELATIVE TO ITS BENCHMARK DURING THE PERIOD?

A. During the past six months, value stocks outperformed growth stocks. While the fund and its Lipper peer group have a growth focus, the S&P 500 is a broad, large-cap index that comprises both growth and value stocks. The value stocks that were included in the S&P 500 helped it perform better than this fund and other growth funds in the same Lipper category.

Q. WHAT WAS THE OVERALL MARKET ENVIRONMENT LIKE DURING THE SIX-MONTH PERIOD?

A. Trading was very volatile, as investors weighed the negative influence of weaker corporate earnings reports against the potentially positive effects of an aggressive interest rate reduction program implemented by the Federal Reserve Board (the Fed) that was designed to help rekindle economic growth. Within this environment, the sectors that posted gains, as we alluded to earlier, were those that offered value and have tended to be cyclical -- sensitive to the ups and downs of the economy -- such as basic materials, energy, autos, housing, and leisure. Conversely, growth stocks in the technology and telecommunications sectors continued to perform poorly. Health care, a growth sector that had been a bright spot in the market in 2000, also lagged in 2001.

Q. WHAT STRATEGIC MOVES OF NOTE DID YOU MAKE WITH THE PORTFOLIO?

A. Starting at the end of November 2000, we decreased the fund's exposure to technology and telecommunications, reallocating the assets into leisure and financial stocks. Within technology, we worked particularly hard to reduce the fund's holdings in networking companies. Our research found that those businesses were suffering from fundamental weakness resulting from excess supply, high inventories, and a weak customer base. In addition, we also looked to reduce investments in wireline and wireless telecommunications service providers.

   We added holdings in the leisure sector, as MFS Original Research(R) helped us identify opportunities among companies in that field whose prospects have often been shaped by increases or decreases in the levels of spending on advertising. The stocks of many leisure companies -- particularly those in the broadcasting field -- had been beaten down due to continued signs of economic weakness and the downfall of many dot.com firms, which previously had spent aggressively on advertising to improve their brand recognition. With the demise of the dot.coms, most of those advertising dollars went away for a lot of leisure firms. In turn, we built positions in the stocks of those broadcasting companies we believed would be most likely to emerge as stronger competitors if the market malaise ends and advertising spending increases. These firms included Viacom, Clear Channel Communications, and AOL Time Warner.

   Finance was another area that offered attractive values, mainly due to increasing evidence of a softer economy. With investor fears of deteriorating credit quality and higher charge-offs weighing on the group, we selectively purchased stocks of companies that we felt were best positioned for a recovery, including credit-card company Capital One Financial and super-regional bank Bank America.

Q. DID THE MOVES MENTIONED ABOVE FORCE YOU TO CHANGE YOUR INVESTMENT APPROACH?

A. No. As always, we relied on our bottom-up, company-specific research to find companies that we think may offer solid growth prospects over the long term. These companies have tended to be market leaders within their industries and are usually led by what we view as competent management teams capable of delivering earnings and cash-flow growth. We look to buy these stocks when we feel their prices do not fully reflect our assessment of these firms' fair market value. We employ that same valuation discipline to sell a stock when it reaches or exceeds our determination of its fair market value. In spite of a difficult market for growth stocks, we remained true to our investment discipline and kept the fund fully invested throughout the period.

Q. WHICH STOCKS PERFORMED WELL FOR THE FUND? WHICH DISAPPOINTED?

A. In spite of its negative returns, the fund's performance relative to its Lipper peers proved favorable. We believe this was due in large part to our decision to reduce technology holdings and increase our stakes in financial services and leisure stocks. However, a closer look at the portfolio reveals that the stocks with the most positive impact on performance came from a variety of sectors. Although technology stocks generally performed poorly, some stocks in the sector managed to buck that trend, including the fund's investments in Microsoft, Peoplesoft, and Dell Computer. Viacom, AOL Time Warner, and EchoStar Communications in the leisure sector also were among the fund's best performers. Finally, select consumer-related stocks contributed to results, including Philip Morris, which investors favored due to its steady earnings growth, and retailer Lowe's, which benefited from strong consumer activity in the "do-it-yourself" home improvement market.

   On the down side, technology stocks dominated the list of poor performers. Heavy hitters such as Cisco Systems, EMC Corp., Sun Microsystems, and VERITAS Software all suffered major downdrafts in their stock prices during the period. However, we believe negative sentiment surrounding the sector has led to some investment opportunities for certain stocks, and we have been using market weakness to add selectively to the fund's technology exposure.

Q. WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 2001?

A. We expect choppy trading to persist going forward, as market participants continue to sort through weak earnings announcements in the coming quarters. At some point, we believe the positive influence of the Fed's aggressive rate cutting will eventually help spur economic growth. If history is a guide, we feel this impact could become evident within six to 12 months after the Fed's initial action. Unfortunately, the exact point when economic or corporate profit growth will rebound is impossible to predict with any certainty.

   Nevertheless, we have seen evidence that companies have been very quick to adjust to a slower-growth economic environment, a factor that we believe may help lead to a softer landing than experienced in previous slowdowns. In addition, we believe that companies using weak economic conditions to bolster their competitive positioning may benefit particularly from an improvement in corporate spending. As a result, we have continued to focus the fund's assets on stocks of companies that we believe will be best equipped to deliver sustainable, long-term earnings growth.

 /s/    Stephen Pesek


        Stephen Pesek
        Portfolio Manager

Note to Shareholders: Effective May 2001, Stephen Pesek became the sole manager of the fund. Previously, he had co-managed the fund with Thomas D. Barrett.

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time due to market or other conditions.

It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S PROFILE
--------------------------------------------------------------------------------

STEPHEN PESEK, CFA, IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)) AND A MEMBER OF OUR LARGE-CAP GROWTH PORTFOLIO MANAGEMENT TEAM. HE MANAGES MASSACHUSETTS INVESTORS GROWTH STOCK FUND AND OTHER LARGE-CAP GROWTH PORTFOLIOS OF OUR MUTUAL FUNDS, VARIABLE ANNUITIES, INSTITUTIONAL ACCOUNTS, AND OFFSHORE FUNDS.

STEVE JOINED MFS IN 1994 AS A RESEARCH ANALYST FOLLOWING THE PHARMACEUTICAL, BIOTECHNOLOGY, AND ELECTRONICS INDUSTRIES. HE BECAME A PORTFOLIO MANAGER IN 1996 AND SENIOR VICE PRESIDENT IN 1999. PRIOR TO JOINING MFS, HE WORKED FOR SEVEN YEARS AT FIDELITY INVESTMENTS AS AN EQUITY ANALYST.

HE IS A GRADUATE OF THE UNIVERSITY OF PENNSYLVANIA AND HAS AN M.B.A. DEGREE FROM COLUMBIA UNIVERSITY. HE HOLDS THE CHARTERED FINANCIAL ANALYST (CFA) DESIGNATION.

ALL EQUITY PORTFOLIO MANAGERS BEGAN THEIR CAREERS AT MFS AS RESEARCH ANALYSTS. OUR PORTFOLIO MANAGERS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

--------------------------------------------------------------------------------

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

--------------------------------------------------------------------------------
FUND FACTS
--------------------------------------------------------------------------------

OBJECTIVE:              SEEKS LONG-TERM GROWTH OF CAPITAL AND FUTURE INCOME
                        RATHER THAN CURRENT INCOME.

COMMENCEMENT OF
INVESTMENT OPERATIONS:  JANUARY 1, 1935

CLASS INCEPTION:        CLASS A  JANUARY 1, 1935
                        CLASS B  SEPTEMBER 7, 1993
                        CLASS C  NOVEMBER 3, 1997
                        CLASS I  JANUARY 2, 1997
                        CLASS J  DECEMBER 8, 2000

SIZE:                   $16.5 BILLION NET ASSETS AS OF MAY 31, 2001

--------------------------------------------------------------------------------

PERFORMANCE SUMMARY
Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH MAY 31, 2001

CLASS A
                                                   6 Months       1 Year       3 Years       5 Years      10 Years
------------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge      -12.29%      -18.99%      +32.75%       +143.01%      +381.37%
------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge    --         -18.99%      + 9.90%       + 19.43%      + 17.02%
------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge    --         -23.65%      + 7.76%       + 18.03%      + 16.33%
------------------------------------------------------------------------------------------------------------------

CLASS B
                                                   6 Months       1 Year       3 Years       5 Years      10 Years
------------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge      -12.55%      -19.50%      +30.20%       +134.75%      +354.65%
------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge    --         -19.50%      + 9.19%       + 18.61%      + 16.35%
------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge    --         -22.42%      + 8.36%       + 18.41%      + 16.35%
------------------------------------------------------------------------------------------------------------------

CLASS C
                                                   6 Months       1 Year       3 Years       5 Years      10 Years
------------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge      -12.54%      -19.46%      +30.24%      +137.43%      + 370.33%
------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge    --         -19.46%      + 9.21%      + 18.88%      +  16.75%
------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge    --         -20.20%      + 9.21%      + 18.88%      +  16.75%
------------------------------------------------------------------------------------------------------------------

CLASS I
                                                   6 Months       1 Year       3 Years       5 Years      10 Years
------------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge      -12.12%      -18.68%      +34.26%      +146.60%       +388.50%
------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge    --         -18.68%      +10.32%      + 19.78%       + 17.19%
------------------------------------------------------------------------------------------------------------------

CLASS J
                                                   6 Months       1 Year       3 Years       5 Years      10 Years
------------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge      -12.52%      -19.21%       +32.40%      +142.37%      +380.11%
------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge    --         -19.21%       + 9.81%      + 19.37%      + 16.99%
------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge    --         -22.44%       + 8.32%      + 18.40%      + 16.51%
------------------------------------------------------------------------------------------------------------------

NOTES TO PERFORMANCE SUMMARY
Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 5.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors. Class J Share Performance Including Sales Charge takes into account the deduction of the maximum 4% sales charge. Class J shares are only available to certain Japanese investors.

Class B, C, I, and J share performance includes the performance of the fund's Class A shares for periods prior to their inception (blended performance). Class B and C blended performance has been adjusted to take into account the CDSC applicable to Class B and C shares rather than the initial sales charge (load) applicable to Class A and J shares. Class I share blended performance has been adjusted to account for the fact that Class I shares have no sales charge. These blended performance figures have not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B, C, and J shares are higher than those of Class A, the blended Class B, C and J share performance is higher than it would have been had Class B, C and J shares been offered for the entire period. Conversely, because operating expenses of Class I shares are lower than those of Class A, the blended Class I share performance is lower than it would have been had Class I shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS
Investments in foreign securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

These risks may increase share price volatility. Please see the prospectus for details.

PORTFOLIO CONCENTRATION AS OF MAY 31, 2001

FIVE LARGEST STOCK SECTORS

TECHNOLOGY                                   18.6%
FINANCIAL SERVICES                           17.7%
HEALTH CARE                                  17.7%
LEISURE                                      13.8%
RETAILING                                     6.3%

TOP 10 STOCK HOLDINGS

VIACOM, INC.  3.4%               CLEAR CHANNEL COMMUNICATIONS, INC.  2.3%
Diversified worldwide            Diversified media company
entertainment company
                                 AMERICAN HOME PRODUCTS CORP.  2.2%
TYCO INTERNATIONAL LTD.  3.1%    Pharmaceutical and consumer health care
Security systems, packaging,     company
and electronic equipment
conglomerate                     AOL TIME WARNER, INC.  2.0%
                                 Integrated media and communications
MICROSOFT CORP.  3.0%            company
Computer software and
systems company                  LOWE'S COS., INC.  1.8%
                                 Retailer of home improvement products
ELI LILLY & CO.  2.3%
Pharmaceutical company           PFIZER, INC.  1.7%
                                 Global pharmaceutical company
CITIGROUP, INC.  2.3%
Global financial services
firm

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS (Unaudited) -- May 31, 2001
Stocks - 95.5%

----------------------------------------------------------------------------------------------
ISSUER                                                            SHARES                 VALUE
----------------------------------------------------------------------------------------------
U.S. Stocks - 89.7%
  Advertising & Broadcasting - 0.5%
    Omnicom Group, Inc.                                          888,400       $    82,692,272
----------------------------------------------------------------------------------------------
  Aerospace - 1.9%
    General Dynamics Corp.                                     1,320,410       $   102,358,183
    United Technologies Corp.                                  2,598,100           216,447,711
                                                                               ---------------
                                                                               $   318,805,894
----------------------------------------------------------------------------------------------
  Apparel & Textiles - 0.3%
    Nike, Inc., "B"                                            1,247,000       $    51,251,700
----------------------------------------------------------------------------------------------
  Automotive - 0.7%
    Harley-Davidson, Inc.                                      2,265,570       $   106,413,823
----------------------------------------------------------------------------------------------
  Banks & Credit Cos. - 2.2%
    Bank America Corp.                                         2,842,500       $   168,418,125
    Capital One Financial Corp.                                1,773,100           115,446,541
    Providian Financial Corp.                                  1,312,500            74,497,500
                                                                               ---------------
                                                                               $   358,362,166
----------------------------------------------------------------------------------------------
  Biotechnology - 1.1%
    Guidant Corp.*                                             4,681,970       $   175,807,973
----------------------------------------------------------------------------------------------
  Business Machines - 2.3%
    International Business Machines Corp.                      1,420,800       $   158,845,440
    Sun Microsystems, Inc.*                                    8,993,500           148,122,945
    Texas Instruments, Inc.                                    2,016,400            68,799,568
                                                                               ---------------
                                                                               $   375,767,953
----------------------------------------------------------------------------------------------
  Business Services - 2.0%
    First Data Corp.                                           2,000,000       $   131,220,000
    Sabre Group Holding, Inc., "A"*                              801,500            41,870,360
    United Parcel Service, Inc.                                  861,700            51,228,065
    VeriSign, Inc.*                                            1,833,900           103,615,350
                                                                               ---------------
                                                                               $   327,933,775
----------------------------------------------------------------------------------------------
  Cellular Phones - 1.1%
    QUALCOMM, Inc.*                                              952,500       $    57,854,850
    Sprint Corp. (PCS Group)*                                  5,836,300           128,398,600
                                                                               ---------------
                                                                               $   186,253,450
----------------------------------------------------------------------------------------------
  Chemicals - 0.6%
    Praxair, Inc.                                              2,012,300       $   101,198,567
----------------------------------------------------------------------------------------------
  Coal
    Peabody Energy Corp.*                                        116,200       $     3,944,990
----------------------------------------------------------------------------------------------
  Computer Hardware - Systems - 0.5%
    Dell Computer Corp.*                                       3,589,800       $    87,447,528
----------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 3.0%
    Mercury Interactive Corp.*                                   300,000       $    17,772,000
    Microsoft Corp.*                                           6,869,110           475,205,030
                                                                               ---------------
                                                                               $   492,977,030
----------------------------------------------------------------------------------------------
  Computer Software - Services - 0.7%
    EMC Corp.*                                                 3,624,055       $   114,520,138
----------------------------------------------------------------------------------------------
  Computer Software - Systems - 3.7%
    Adobe Systems, Inc.                                        1,362,100       $    54,170,717
    Cadence Design Systems, Inc.*                                123,500             2,612,025
    Comverse Technology, Inc.*                                   718,810            41,690,980
    Extreme Networks, Inc.*                                    1,152,335            34,109,116
    I2 Technologies, Inc.*                                       622,800            12,505,824
    Informix Corp.*                                               23,170               108,899
    Oracle Corp.*                                              6,277,718            96,049,085
    Peoplesoft, Inc.*                                          1,867,900            75,369,765
    Rational Software Corp.*                                     878,300            21,167,030
    Siebel Systems, Inc.*                                      1,835,900            83,276,424
    VERITAS Software Corp.*                                    2,762,139           182,052,582
                                                                               ---------------
                                                                               $   603,112,447
----------------------------------------------------------------------------------------------
  Conglomerates - 4.3%
    General Electric Co.                                       4,550,909       $   222,994,541
    Tyco International Ltd.                                    8,538,251           490,522,520
                                                                               ---------------
                                                                               $   713,517,061
----------------------------------------------------------------------------------------------
  Consumer Goods & Services - 1.2%
    Gillette Co.                                               1,402,600       $    40,577,218
    Philip Morris Cos., Inc.                                   2,926,000           150,425,660
                                                                               ---------------
                                                                               $   191,002,878
----------------------------------------------------------------------------------------------
  Electronics - 3.7%
    Advanced Micro Devices, Inc.*                              5,229,700       $   147,739,025
    Analog Devices, Inc.*                                      2,721,910           121,261,090
    Atmel Corp.*                                               1,152,600            12,793,860
    Cirrus Logic, Inc.*                                          500,000             9,900,000
    Flextronics International Ltd.*                            3,603,538            90,917,264
    International Rectifier Corp.*                               100,000             6,006,000
    Lam Research Corp.*                                          988,600            27,305,132
    Lexmark International Group, Inc.                            200,000            12,398,000
    LSI Logic Corp.*                                           2,848,600            52,157,866
    Micron Technology, Inc.*                                   1,025,100            38,441,250
    Novellus Systems, Inc.*                                      226,000            10,825,400
    Tektronix, Inc.*                                           1,562,800            38,304,228
    Teradyne, Inc.*                                              536,900            21,395,465
    Xilinx, Inc.*                                                368,600            15,204,750
                                                                               ---------------
                                                                               $   604,649,330
----------------------------------------------------------------------------------------------
  Energy - 0.6%
    Devon Energy Corp.                                         1,535,700       $    89,393,097
    Dynegy, Inc.                                                 200,000             9,860,000
                                                                               ---------------
                                                                               $    99,253,097
----------------------------------------------------------------------------------------------
  Entertainment - 7.9%
    AOL Time Warner, Inc.*                                     6,101,600       $   318,686,568
    Carnival Corp.                                             1,460,400            41,227,092
    Clear Channel Communications, Inc.*                        5,800,000           353,626,000
    Fox Entertainment Group, Inc.*                               386,900            10,098,090
    Gemstar-TV Guide International, Inc.*                      1,001,700            36,431,829
    Harrah's Entertainment, Inc.*                                345,700            12,642,249
    Viacom, Inc., "B"*                                         9,200,000           530,288,000
                                                                               ---------------
                                                                               $ 1,302,999,828
----------------------------------------------------------------------------------------------
  Financial Institutions - 8.6%
    CIT Group, Inc., "A"                                       2,052,300       $    81,476,310
    Citigroup, Inc.                                            7,014,842           359,510,652
    Fannie Mae                                                 3,153,500           259,974,540
    FleetBoston Financial Corp.                                1,627,000            67,666,930
    Freddie Mac                                                2,775,300           183,724,860
    Goldman Sachs Group, Inc.                                    668,500            63,574,350
    Merrill Lynch & Co., Inc.                                  3,152,900           204,843,913
    Morgan Stanley Dean Witter & Co.                             629,800            40,943,298
    State Street Corp.                                         2,885,600           158,621,432
                                                                               ---------------
                                                                               $ 1,420,336,285
----------------------------------------------------------------------------------------------
  Financial Services - 0.9%
    J. P. Morgan Chase & Co.                                   3,102,500       $   152,487,875
----------------------------------------------------------------------------------------------
  Food & Beverage Products - 1.2%
    PepsiCo., Inc.                                               503,200       $    22,523,232
    Quaker Oats Co.                                            1,861,800           178,472,148
                                                                               ---------------
                                                                               $   200,995,380
----------------------------------------------------------------------------------------------
  Gas - 0.6%
    Air Products & Chemicals, Inc.                             1,907,500       $    89,213,775
----------------------------------------------------------------------------------------------
  Healthcare - 0.9%
    HCA-The Healthcare Co.                                     3,712,900       $   149,778,386
----------------------------------------------------------------------------------------------
  Insurance - 5.0%
    AFLAC, Inc.                                                3,096,574       $   100,421,895
    Allstate Corp.                                             4,960,300           223,312,706
    American General Corp.                                       729,600            32,999,808
    American International Group, Inc.                         2,987,591           241,994,871
    Berkshire Hathaway Inc.*                                         100             6,870,000
    CIGNA Corp.                                                1,118,400           105,655,248
    MetLife, Inc.                                                126,700             4,035,395
    Progressive Corp.                                            196,800            25,788,672
    The St. Paul Cos., Inc.                                    1,478,800            74,827,280
                                                                               ---------------
                                                                               $   815,905,875
----------------------------------------------------------------------------------------------
  Internet - 0.2%
    Ebay, Inc.*                                                  600,000       $    36,312,000
----------------------------------------------------------------------------------------------
  Machinery - 0.8%
    Danaher Corp.                                              2,001,100       $   126,029,278
----------------------------------------------------------------------------------------------
  Manufacturing - 1.6%
    Minnesota Mining & Manufacturing Co.                       2,184,700       $   259,061,726
    Rohm & Haas Co.                                              302,500            10,043,000
                                                                               ---------------
                                                                               $   269,104,726
----------------------------------------------------------------------------------------------
  Medical & Health Products - 8.3%
    American Home Products Corp.                               5,379,500       $   340,522,350
    Baxter International, Inc.                                   769,800            38,012,724
    Eli Lilly & Co.                                            4,254,600           360,364,620
    Forest Laboratories, Inc.*                                   583,600            43,221,416
    Johnson & Johnson Co.                                      1,603,800           155,488,410
    Pfizer, Inc.                                               6,305,567           270,445,769
    Schering Plough Corp.                                      3,876,000           162,598,200
                                                                               ---------------
                                                                               $ 1,370,653,489
----------------------------------------------------------------------------------------------
  Medical & Health Technology Services - 3.0%
    Applera Corp. - Applied Biosystems Group                   5,142,409       $   158,180,501
    Cardinal Health, Inc.                                      2,467,800           177,656,922
    Genzyme Corp.*                                               619,200            66,217,248
    IMS Health, Inc.                                           3,135,600            90,869,688
                                                                               ---------------
                                                                               $   492,924,359
----------------------------------------------------------------------------------------------
  Metals & Minerals - 0.2%
    Alcoa, Inc.                                                  750,000       $    32,362,500
----------------------------------------------------------------------------------------------
  Oil Services - 3.0%
    BJ Services Co.*                                             644,600       $    48,345,000
    El Paso Corp.                                              2,499,733           152,233,740
    Halliburton Co.                                            2,273,500           106,263,390
    Schlumberger Ltd.                                          2,823,500           177,965,205
                                                                               ---------------
                                                                               $   484,807,335
----------------------------------------------------------------------------------------------
  Oils - 1.6%
    Apache Corp.                                               1,634,600       $    97,340,430
    Transocean Sedco Forex, Inc.                               3,076,452           164,436,359
                                                                               ---------------
                                                                               $   261,776,789
----------------------------------------------------------------------------------------------
  Pharmaceuticals - 0.4%
    Watson Pharmaceuticals, Inc.*                              1,150,000       $    69,115,000
----------------------------------------------------------------------------------------------
  Printing & Publishing - 0.5%
    McGraw-Hill Cos., Inc.                                     1,380,700       $    88,558,098
----------------------------------------------------------------------------------------------
  Restaurants & Lodging - 0.7%
    Starwood Hotels & Resorts Co.                              1,509,100       $    57,089,253
    McDonald's Corp.                                           1,981,700            60,005,876
                                                                               ---------------
                                                                               $   117,095,129
----------------------------------------------------------------------------------------------
  Retail - 5.0%
    Costco Wholesale Corp.*                                    4,424,200       $   172,145,622
    CVS Corp.                                                  3,994,600           219,303,540
    Gap, Inc.                                                  3,107,050            96,318,550
    Home Depot, Inc.                                           1,130,800            55,737,132
    Lowe's Cos., Inc.                                          3,998,500           278,015,705
    Staples, Inc.*                                               259,100             3,756,950
                                                                               ---------------
                                                                               $   825,277,499
----------------------------------------------------------------------------------------------
  Special Products & Services - 0.3%
    Illinois Tool Works, Inc.                                    648,600       $    44,403,156
----------------------------------------------------------------------------------------------
  Supermarket - 0.7%
    Safeway, Inc.*                                             2,285,800       $   115,775,770
----------------------------------------------------------------------------------------------
  Telecommunications - 5.1%
    American Tower Corp., "A"*                                 1,583,158       $    39,167,329
    AT&T Corp., "A"*                                           7,237,000           121,943,450
    Charter Communications, Inc.*                              5,330,040           119,179,694
    CIENA Corp.*                                                 779,200            42,193,680
    Cisco Systems, Inc.*                                       5,513,795           106,195,692
    EchoStar Communications Corp.*                             6,271,930           191,858,339
    General Motors Corp., "H"*                                 1,708,900            40,842,710
    NTL, Inc.*                                                 4,340,700            93,281,643
    Qwest Communications International, Inc.*                  2,431,400            89,329,636
                                                                               ---------------
                                                                               $   843,992,173
----------------------------------------------------------------------------------------------
  Telecommunications & Cable - 0.5%
    Comcast Corp., "A"*                                        1,894,883       $    77,614,408
----------------------------------------------------------------------------------------------
  Transportation - 0.5%
    Fedex Corp.*                                               1,409,100       $    56,364,000
    Union Pacific Corp.                                          295,800            17,008,500
                                                                               ---------------
                                                                               $    73,372,500
----------------------------------------------------------------------------------------------
  Utilities - Electric - 1.8%
    AES Corp.*                                                 2,557,287       $   116,100,830
    Calpine Corp.*                                             3,017,600           148,767,680
    Constellation Energy Group, Inc.                             336,510            15,916,923
    NiSource, Inc.                                               500,000            15,650,000
                                                                               ---------------
                                                                               $   296,435,433
----------------------------------------------------------------------------------------------
Total U.S. Stocks                                                              $14,752,239,118
----------------------------------------------------------------------------------------------
Foreign Stocks - 5.8%
  Bermuda - 0.8%
    Xl Capital Ltd. (Insurance)                                1,752,000       $   139,284,000
----------------------------------------------------------------------------------------------
  Canada - 0.5%
    Celestica Inc. (Business Services)*                        1,577,900       $    78,895,000
----------------------------------------------------------------------------------------------
  Finland - 0.6%
    Nokia Corp., ADR (Telecommunications)                      3,372,200       $    98,603,128
----------------------------------------------------------------------------------------------
  France - 1.2%
    Sanofi-Synthelabo S.A. (Medical and Health
      Products)                                                3,264,473       $   200,084,449
----------------------------------------------------------------------------------------------
  Ireland - 0.5%
    Elan Corp. PLC, ADR (Health Products)*                     1,384,400       $    79,893,724
----------------------------------------------------------------------------------------------
  Israel - 0.7%
    Check Point Software Technologies Ltd.
      (Computer Software - Services)*                          2,200,000       $   118,492,000
----------------------------------------------------------------------------------------------
  Sweden
    Ericsson LM, ADR (Telecommunications)                        200,000       $     1,280,000
----------------------------------------------------------------------------------------------
  Switzerland - 0.3%
    Novartis AG (Medical and Health Products)                  1,131,560       $    42,981,395
----------------------------------------------------------------------------------------------
  Taiwan - 0.2%
    Taiwan Semiconductor Manufacturing Co. Ltd.,
      ADR (Electronics)                                        1,624,930       $    32,271,110
----------------------------------------------------------------------------------------------
  United Kingdom - 1.0%
    Diageo PLC (Food and Beverage Products)*                  12,683,600       $   136,659,672
    Reed International PLC (Publishing)                        3,790,300            32,832,129
                                                                               ---------------
                                                                               $   169,491,801
----------------------------------------------------------------------------------------------
Total Foreign Stocks                                                           $   961,276,607
----------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $14,062,606,084)                                $15,713,515,725
----------------------------------------------------------------------------------------------
Short-Term Obligations - 3.0%
----------------------------------------------------------------------------------------------
                                                        PRINCIPAL AMOUNT
                                                           (000 OMITTED)
----------------------------------------------------------------------------------------------
    American Express Credit Corp., due 6/04/01                  $100,000       $    99,966,000
    American General Finance Corp., due 6/01/01                    6,962             6,962,000
    Citigroup, Inc., due 6/01/01 - 6/12/01                       127,639           127,553,089
    Dow Chemical Co., due 6/01/01                                 58,677            58,677,000
    Gannett, Inc., due 6/12/01                                    27,000            26,966,752
    General Electric Capital Corp., due 6/01/01                  101,333           101,333,000
    JP Morgan Chase, due 6/01/01                                  83,261            83,261,000
----------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                $   504,718,841
----------------------------------------------------------------------------------------------

Repurchase Agreement - 0.2%
----------------------------------------------------------------------------------------------
                                                        PRINCIPAL AMOUNT
ISSUER                                                     (000 OMITTED)                 VALUE
----------------------------------------------------------------------------------------------
    Merrill Lynch, dated 5/31/01, due 6/01/01,
      total to be received $31,265,604 (secured
      by various U.S. Treasury and Federal Agency
      obligations in a jointly traded account), at
      Cost                                                       $31,262       $    31,262,000
----------------------------------------------------------------------------------------------
Total Investments (Identified Cost,
$14,598,586,925)                                                               $16,249,496,566
Other Assets, Less Liabilities - 1.3%                                              206,168,758
----------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                            $16,455,665,324
----------------------------------------------------------------------------------------------

* Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS
Statement of Assets and Liabilities (Unaudited)
------------------------------------------------------------------------------
MAY 31, 2001
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost,
    $14,598,586,925)                                       $16,249,496,566
  Investments of cash collateral for securities
    loaned, at identified cost and value                       834,976,343
  Cash                                                             324,018
  Foreign currency, at value (identified cost, $92)                     89
  Receivable for fund shares sold                              228,199,023
  Receivable for investments sold                              506,847,552
  Dividends and interest receivable                             12,687,267
  Other assets                                                      35,182
                                                          ----------------
    Total assets                                          $ 17,832,566,040
                                                          ----------------
Liabilities:
  Payable for fund shares reacquired                      $     25,112,487
  Payable for investments purchased                            515,949,269
  Collateral for securities loaned, at value                   834,976,343
  Payable to affiliates -
    Management fee                                                 145,233
    Shareholder servicing agent fee                                 43,901
    Distribution and service fee                                   271,980
  Accrued expenses and other liabilities                           401,503
                                                          ----------------
      Total liabilities                                   $  1,376,900,716
                                                          ----------------
Net assets                                                $ 16,455,665,324
                                                          ================
Net assets consist of:
  Paid-in capital                                         $ 18,906,749,164
  Unrealized appreciation on investments and
    translation of assets and liabilities in
    foreign currencies                                       1,650,917,250
  Accumulated net realized loss on investments
    and foreign currency transactions                       (4,083,305,786)
  Accumulated net investment loss                              (18,695,304)
                                                          ----------------
      Total                                               $ 16,455,665,324
                                                          ================
Shares of beneficial interest outstanding                   1,148,468,181
                                                            =============
Class A shares:
  Net asset value per share
    (net assets of $9,427,150,590 / 639,951,309 shares
    of beneficial interest outstanding)                        $14.73
                                                               ======
  Offering price per share (100 / 94.25 of net asset
    value per share)                                           $15.63
                                                               ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $5,098,538,027 / 369,230,915 shares
    of beneficial interest outstanding)                        $13.81
                                                               ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $1,708,140,823 / 124,243,758 shares
    of beneficial interest outstanding)                        $13.75
                                                               ======
Class I shares:
  Net asset value, offering price, and redemption price
    per share (net assets of $211,885,480 / 14,314,390
    shares of beneficial interest outstanding)                 $14.80
                                                               ======
Class J shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $9,950,404 / 727,809 shares of
    beneficial interest outstanding)                           $13.67
                                                               ======
  Offering price per share (100 / 96 of net asset value
    per share)                                                 $14.24
                                                               ======

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations (Unaudited)
-----------------------------------------------------------------------------
SIX MONTHS ENDED MAY 31, 2001
-----------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Dividends                                                 $    52,258,467
    Interest                                                       24,157,761
    Foreign taxes withheld                                           (753,395)
                                                              ---------------
      Total investment income                                 $    75,662,833
                                                              ---------------
  Expenses -
    Management fee                                            $    26,967,470
    Trustees' compensation                                             60,632
    Shareholder servicing agent fee                                 8,171,961
    Distribution and service fee (Class A)                         16,081,618
    Distribution and service fee (Class B)                         26,187,820
    Distribution and service fee (Class C)                          8,608,114
    Distribution and service fee (Class J)                             40,943
    Administrative fee                                                279,856
    Custodian fee                                                   2,200,516
    Printing                                                          503,518
    Postage                                                           657,909
    Auditing fees                                                      22,947
    Legal fees                                                         20,167
    Miscellaneous                                                   6,327,806
                                                              ---------------
      Total expenses                                          $    96,131,277
    Fees paid indirectly                                           (1,944,476)
                                                              ---------------
      Net expenses                                            $    94,186,801
                                                              ---------------
        Net investment loss                                   $   (18,523,968)
                                                              ---------------
Realized and unrealized gain (loss) on investments:
  Realized loss (identified cost basis) -
    Investment transactions                                   $(2,459,637,668)
    Foreign currency transactions                                  (1,452,749)
                                                              ---------------
      Net realized loss on investments and foriegn
        currency transactions                                 $(2,461,090,417)
                                                              ---------------
  Change in unrealized appreciation -
    Investments                                               $   312,373,100
    Translation of assets and liabilities in foreign
       currencies                                                     107,717
                                                              ---------------
      Net unrealized gain on investments and foreign
        currency translation                                  $   312,480,817
                                                              ---------------
        Net realized and unrealized loss on investments
          and foreign currency                                $(2,148,609,600)
                                                              ---------------
          Decrease in net assets from operations              $(2,167,133,568)
                                                              ===============

See notes to financial statements.

Statement of Changes in Net Assets
------------------------------------------------------------------------------------------
                                                SIX MONTHS ENDED                YEAR ENDED
                                                    MAY 31, 2001         NOVEMBER 30, 2000
                                                     (UNAUDITED)
------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                           $   (18,523,968)           $  (68,024,191)
  Net realized gain (loss) on investments and
    foreign currency transactions                (2,461,090,417)              636,712,500
  Net unrealized gain (loss) on investments
    and foreign currency translation                312,480,817              (725,903,173)
                                                ---------------            --------------
    Decrease in net assets from operations      $(2,167,133,568)           $ (157,214,864)
                                                ---------------            --------------
Distributions declared to shareholders -
  From net realized gain on investments and
    foreign currency transactions (Class A)     $  (864,852,917)           $ (588,811,032)
  From net realized gain on investments and
    foreign currency transactions (Class B)        (516,261,687)             (311,509,283)
  From net realized gain on investments and
    foreign currency transactions (Class C)        (166,785,920)              (84,523,845)
  From net realized gain on investments and
    foreign currency transactions (Class I)         (14,787,603)               (8,203,833)
  From net realized gain on investments and
    foreign currency transactions (Class J)                (499)                  --
                                                ---------------            --------------
    Total distributions declared to
      shareholders                              $(1,562,688,626)           $ (993,047,993)
                                                ---------------            --------------
Net increase in net assets from fund share
  transactions                                  $ 3,544,657,436            $6,320,426,449
                                                ---------------            --------------
    Total increase (decrease) in net assets     $  (185,164,758)           $5,170,163,592
Net assets:
  At beginning of period                         16,640,830,082             1,470,666,490
                                                ---------------            --------------
  At end of period (including accumulated net
    investment loss of $18,695,304 and
    $171,336, respectively)                     $16,455,665,324            $6,640,830,082
                                                ===============            ==============

See notes to financial statements.

Financial Highlights
---------------------------------------------------------------------------------------------------------------------------
                                                                           YEAR ENDED NOVEMBER 30,
                                   SIX MONTHS ENDED       -----------------------------------------------------------------
                                       MAY 31, 2001            2000          1999          1998          1997          1996
                                        (UNAUDITED)
---------------------------------------------------------------------------------------------------------------------------
                                            CLASS A
---------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -  beginning of period    $   18.47       $   19.29     $   16.06     $   14.68     $   13.44     $   12.51
                                          ---------       ---------     ---------     ---------     ---------     ---------
Income from investment operations# -
  Net investment income (loss)            $    0.00*      $   (0.03)    $   (0.01)    $    0.02     $    0.01     $   (0.01)
  Net realized and unrealized gain
    (loss) on investments and
    foreign currency                          (2.02)           0.83###       4.63          3.63          4.33          2.55
                                          ---------       ---------     ---------     ---------     ---------     ---------
      Total from investment operations    $   (2.02)      $    0.80     $    4.62     $    3.65     $    4.34     $    2.54
                                          ---------       ---------     ---------     ---------     ---------     ---------
Less distributions declared
  to shareholders -
  From net investment income              $    --         $    --       $   (0.00)*   $   (0.01)    $    --       $    --
  In excess of net investment income           --              --           (0.00)*        --            --            --
  From net realized gain on investments
    and foreign currency transactions         (1.72)          (1.62)        (1.39)        (2.26)        (3.10)        (1.61)
                                          ---------       ---------     ---------     ---------     ---------     ---------
      Total distributions declared
         to shareholders                  $   (1.72)      $   (1.62)    $   (1.39)    $   (2.27)    $   (3.10)    $   (1.61)
                                          ---------       ---------     ---------     ---------     ---------     ---------
Net asset value - end of period           $   14.73       $   18.47     $   19.29     $   16.06     $   14.68     $   13.44
                                          =========       =========     =========     =========     =========     =========
Total return++                               (12.29)%++        4.03%        31.27%        30.24%        42.91%        23.87%
Ratios (to average net assets)/
 Supplemental data:
  Expenses##                                   0.90%+          0.85%         0.87%         0.79%         0.71%         0.72%
  Net investment income (loss)                 0.05%+         (0.15)%       (0.08)%        0.15%         0.05%        (0.05)%
Portfolio turnover                              174%            261%          174%           62%           93%          107%
Net assets at end of period
  (000,000 Omitted)                          $9,427          $9,243        $6,802        $3,283        $1,773        $1,341
  * Per share amount was less than $0.01.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.
### The per share amount is not in accordance with the net realized and unrealized loss for the period because of the timing of sales of fund shares and the amount of per share realized and unrealized gains and losses at such time.
 ++ Total returns for Class A shares do not include the applicable sales charge.
    If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued
Financial Highlights
---------------------------------------------------------------------------------------------------------------------------
                                                                           YEAR ENDED NOVEMBER 30,
                                   SIX MONTHS ENDED       -----------------------------------------------------------------
                                       MAY 31, 2001            2000          1999          1998          1997          1996
                                        (UNAUDITED)
---------------------------------------------------------------------------------------------------------------------------
                                            CLASS B
---------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period     $   17.37       $   18.28     $   15.37     $   14.23     $   13.12     $   12.26
                                          ---------       ---------     ---------     ---------     ---------     ---------
Income from investment operations# -
  Net investment loss                     $   (0.04)      $   (0.16)    $   (0.12)    $   (0.07)    $   (0.09)    $   (0.11)
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency                      (1.90)           0.80###       4.42          3.47          4.21          2.51
                                          ---------       ---------     ---------     ---------     ---------     ---------
      Total from investment operations    $   (1.94)      $    0.64     $    4.30     $    3.40     $    4.12     $    2.40
                                          ---------       ---------     ---------     ---------     ---------     ---------
  Less distributions declared to
    shareholders from net realized
    gain on investments and foreign
    currency transactions                 $   (1.62)      $   (1.55)    $   (1.39)    $   (2.26)    $   (3.01)    $   (1.54)
                                          ---------       ---------     ---------     ---------     ---------     ---------
Net asset value - end of period           $   13.81       $   17.37     $   18.28     $   15.37     $   14.23     $   13.12
                                          =========       =========     =========     =========     =========     =========
Total return                                 (12.55)%++        3.34%        30.47%        29.29%        41.77%        22.87%
Ratios (to average net assets)/
 Supplemental data:
  Expenses##                                   1.55%+          1.50%         1.52%         1.48%         1.50%         1.61%
  Net investment loss                         (0.60)%+        (0.80)%       (0.74)%       (0.54)%       (0.74)%       (0.94)%
Portfolio turnover                              174%            261%          174%           62%           93%          107%
Net assets at end of period
  (000,000 Omitted)                          $5,098          $5,488        $3,608        $1,081           $93           $25

  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.
### The per share amount is not in accordance with the net realized and unrealized loss for the period because of the timing of sales of fund shares and the amount of per share realized and unrealized gains and losses at such time.

See notes to financial statements.

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
                                                                           YEAR ENDED NOVEMBER 30,                PERIOD ENDED
                                       SIX MONTHS ENDED       -----------------------------------------------     NOVEMBER 30,
                                           MAY 31, 2001                2000              1999            1998            1997*
                                            (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                               CLASS C
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period     $       17.31       $       18.23     $       15.33   $       14.23   $       13.98
                                          -------------       -------------     -------------   -------------   -------------
Income from investment operations# -
  Net investment loss                     $       (0.04)      $       (0.16)    $       (0.12)  $       (0.07)  $       (0.01)
  Net realized and unrealized
    gain (loss) on investments and
    foreign currency                              (1.89)               0.79###           4.41            3.46            0.26
                                          -------------       -------------     -------------   -------------   -------------
      Total from investment
         operations                       $       (1.93)      $        0.63     $        4.29   $        3.39   $        0.25
                                          -------------       -------------     -------------   -------------   -------------
Less distributions declared
 to shareholders -
  From net investment income              $        --         $        --       $        --     $       (0.03)  $        --
  From net realized gain on investments
    and foreign currency transactions             (1.63)              (1.55)            (1.39)          (2.26)           --
                                          -------------       -------------     -------------   -------------   -------------
      Total distributions
        declared to shareholders          $       (1.63)      $       (1.55)    $       (1.39)  $       (2.29)  $        --
                                          -------------       -------------     -------------   -------------   -------------
Net asset value - end of period           $       13.75       $       17.31     $       18.23   $       15.33   $       14.23
                                          =============       =============     =============   =============   =============
Total return                                     (12.54)%++            3.32%            30.49%          29.27%           1.79%+
Ratios (to average net assets)/
  Supplemental data:
  Expenses##                                       1.55%+              1.50%             1.52%           1.48%           1.54%+
  Net investment loss                             (0.60)%+            (0.80)%           (0.74)%         (0.54)%         (0.91)%+
Portfolio turnover                                  174%                261%              174%             62%             93%
Net assets at end of period
  (000 Omitted)                              $1,708,141          $1,757,043          $965,054        $223,256            $383

  * For the period from the inception of Class C shares, November 3, 1997, through November 30, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.
### The per share amount is not in accordance with the net realized and unrealized loss for the period because of the timing of sales of fund shares and the amount of per share realized and unrealized gains and losses at such time.

See notes to financial statements.

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
                                                                           YEAR ENDED NOVEMBER 30,                PERIOD ENDED
                                       SIX MONTHS ENDED       -----------------------------------------------     NOVEMBER 30,
                                           MAY 31, 2001                2000              1999            1998            1997*
                                            (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                  CLASS I
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period     $       18.58       $       19.38     $       16.10   $       14.71   $        9.86
                                          -------------       -------------     -------------   -------------   -------------
Income from investment operations# -
  Net investment income                   $        0.03       $        0.04     $        0.05   $        0.07   $        0.03
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency                          (2.02)            0.83###              4.67            3.61            4.82
                                          -------------       -------------     -------------   -------------   -------------
      Total from investment
        operations                        $       (1.99)      $        0.87     $        4.72   $        3.68   $        4.85
                                          -------------       -------------     -------------   -------------   -------------
Less distributions declared to
  shareholders -
  From net investment income              $        --         $        --       $       (0.03)  $       (0.03)  $        --
  In excess of net investment income               --                  --               (0.02)           --              --
  From net realized gain on
    investments and foreign
    currency transactions                         (1.79)              (1.67)            (1.39)          (2.26)           --
                                          -------------       -------------     -------------   -------------   -------------
      Total distributions
        declared to shareholders          $       (1.79)      $       (1.67)    $       (1.44)  $       (2.29)  $        --
                                          -------------       -------------     -------------   -------------   -------------
Net asset value - end of period           $       14.80       $       18.58     $       19.38   $       16.10   $       14.71
                                          =============       =============     =============   =============   =============
Total return                                     (12.12)%++            4.39%            31.90%          30.56%          49.19%+
Ratios (to average net assets)/
  Supplemental data:
  Expenses##                                       0.55%+              0.50%             0.52%           0.49%           0.49%+
  Net investment income                            0.40%+              0.20%             0.28%           0.45%           0.22%+
Portfolio turnover                                  174%                 261%              174%             62%             93%
Net assets at end of period
  (000 Omitted)                               $211,885             $152,515           $95,539         $54,406         $12,482

  * For the period from the inception of Class I shares, January 2, 1997, through November 30, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.
### The per share amount is not in accordance with the net realized and unrealized loss for the period because of the timing of sales of fund shares and the amount of per share realized and unrealized gains and losses at such time.

See notes to financial statements.

----------------------------------------------------------------------------
                                                           PERIOD ENDED
                                                          MAY 31, 2001*
                                                            (UNAUDITED)
----------------------------------------------------------------------------
                                                                CLASS J
----------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                            $17.37
                                                                 ------
Income from investment operations# -
  Net investment loss                                            $(0.04)
  Net realized and unrealized loss on investments and
    foreign currency                                              (1.87)
                                                                 ------
        Total from investment operation                          $(1.91)
                                                                 ------
Less distributions declared to shareholders from net realized
 gain on investments and foreign currency transactions           $(1.79)
                                                                 ------
Net asset value - end of period                                  $13.67
                                                                 ======
Total return                                                     (12.52)%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                       1.55%+
  Net investment loss                                             (0.60)%+
Portfolio turnover                                                  174%
Net assets at end of period (000 Omitted)                        $9,950

 * For the period from the inception of Class J shares, December 8, 2000, through May 31, 2001.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
Massachusetts Investors Growth Stock Fund (the fund) is a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith by the Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Trustee Compensation - Under a Deferred Compensation Plan (the plan) independent Trustees may elect to defer receipt of all or a portion of their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or other MFS funds selected by the Trustee. Deferred amounts represent an unsecured obligation of the fund until distributed in accordance with the plan.

Security Loans - State Street Bank and Trust Company ("State Street") and Chase Manhattan Bank ("Chase"), as lending agents, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street and Chase provide the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agents. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agents. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At May 31, 2001, the value of securities loaned was $807,322,756. These loans were collateralized by cash of $834,976,343 which was invested in the following short-term obligations:

                                                                  AMORTIZED COST
                                                     SHARES            AND VALUE
--------------------------------------------------------------------------------
Navigator Securities Lending Prime
Portfolio                                       625,430,919         $625,430,919
Salomon Smith Barney Inc. Repo - GNMA
  securities                                    209,545,424          209,545,424
                                                                    ------------
Total investments of cash collateral for
  securities loaned                                                 $834,976,343
                                                                    ============

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date. The fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. Management does not anticipate that the adoption of the guide will have a significant effect on the financial statements.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. During the period, the fund's custodian fees were reduced by $905,759 under this arrangement. The fund has entered into a directed brokerage agreement, under which the broker will credit the fund a portion of the commissions generated, to offset certain expenses of the fund. For the period, the fund's custodian fees were reduced by $1,038,717 under this agreement. These amounts are shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.33% of the fund's average daily net assets.

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an un-funded defined benefit plan for all of its independent Trustees. Included in Trustees" compensation is a net periodic pension expense of $15,882 for the six months ended May 31, 2001.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $1,820,788 for the six months ended May 31, 2001, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, Class C, and Class J shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $1,035,521 for the six months ended May 31, 2001. Fees incurred under the distribution plan during the six months ended May 31, 2001, were 0.35% of average daily net assets attributable to Class A shares on an annualized basis. The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $55,599 and $11,335 for Class B and Class C shares, respectively, for the six months ended May 31, 2001. Fees incurred under the distribution plan during the six months ended May 31, 2001, were 1.00% of average daily net assets attributable to Class B and Class C shares, respectively, on an annualized basis.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of up to 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class J shares. Class J shares are available for distribution through Mizuho Investors Securities Co., Ltd. ("Mizuho") and Tokyo Mitsubishi Personal Securities ("TMPS") and their networks of financial intermediaries. Mizuho also serves as the fund's Agent Securities Company in Japan, and in the capacity represents the fund before Japanese regulatory authorities. MFD will pay to Mizuho and TMPS, all of the service fee and all of the distribution fee attributable to Class J shares. A portion of the distribution fee equal to 0.065% per annum of the fund's average daily net assets attributable to Class J shares is paid to Mizuho to cover its services as the fund's Agent Securities Company. Fees incurred under the distribution plan during the six months ended May 31, 2001, were 1.00% of average daily net assets attributable to Class J shares on an annualized basis. Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended May 31, 2001, were $126,086, $4,973,236, and $222,013 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                 PURCHASES                 SALES
--------------------------------------------------------------------------------
Investments (non-U.S. government
securities)                                $29,729,865,708       $27,454,202,230
                                           ---------------       ---------------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                $14,598,586,925
                                                              ---------------
Gross unrealized appreciation                                 $ 1,922,107,178
Gross unrealized depreciation                                    (271,197,537)
                                                              ---------------
    Net unrealized appreciation                               $ 1,650,909,641
                                                              ===============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                          SIX MONTHS ENDED MAY 31, 2001            YEAR ENDED NOVEMBER 30, 2000
                                   ------------------------------------    ------------------------------------
                                             SHARES              AMOUNT              SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------------
Shares sold                             619,182,792    $  9,606,294,956         914,262,653    $ 19,097,900,207
Shares issued to shareholders in
  reinvestment of distributions          40,743,612         699,524,130          24,115,298         453,858,992
                                   ----------------    ----------------    ----------------    ----------------
    Net increase                        139,540,866    $  2,231,931,941         147,862,755    $  2,996,161,656
                                   ================    ================    ================    ================

Class B shares
                                          SIX MONTHS ENDED MAY 31, 2001            YEAR ENDED NOVEMBER 30, 2000
                                   ------------------------------------    ------------------------------------
                                             SHARES              AMOUNT              SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------------
Shares sold                              61,223,734    $    913,831,936         143,978,588    $  2,835,142,448
Shares issued to shareholders in
  reinvestment of distributions          27,131,308         437,899,723          14,884,212         265,096,560
Shares reacquired                       (35,067,623)       (505,677,240)        (40,277,674)       (792,001,244)
                                   ----------------    ----------------    ----------------    ----------------
    Net increase                         53,287,419    $    846,054,419         118,585,126    $  2,308,237,764
                                   ================    ================    ================    ================

Class C shares
                                          SIX MONTHS ENDED MAY 31, 2001            YEAR ENDED NOVEMBER 30, 2000
                                   ------------------------------------    ------------------------------------
                                             SHARES              AMOUNT              SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------------
Shares sold                              37,777,833    $    567,907,714          74,534,859    $  1,464,954,064
Shares issued to shareholders in
  reinvestment of distributions           7,844,824         126,067,669           3,472,045          61,629,568
Shares reacquired                       (22,857,940)       (337,701,955)        (29,465,313)       (578,897,045)
                                   ----------------    ----------------    ----------------    ----------------
    Net increase                         22,764,717    $    356,273,428          48,541,591    $    947,686,587
                                   ================    ================    ================    ================

Class I shares
                                          SIX MONTHS ENDED MAY 31, 2001            YEAR ENDED NOVEMBER 30, 2000
                                   ------------------------------------    ------------------------------------
                                             SHARES              AMOUNT              SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------------
Shares sold                               6,665,094    $    106,937,195           7,067,533    $    149,778,891
Shares issued to shareholders in
  reinvestment of distributions             666,419          11,475,734             358,499           6,764,882
Shares reacquired                        (1,224,456)        (19,789,888)         (4,147,405)        (88,203,331)
                                   ----------------    ----------------    ----------------    ----------------
    Net increase                          6,107,057    $     98,623,041           3,278,627    $     68,340,442
                                   ================    ================    ================    ================

Class J shares
                                             PERIOD ENDED MAY 31, 2001*
                                   ------------------------------------
                                             SHARES              AMOUNT
-----------------------------------------------------------------------
Shares sold                                 997,849    $     15,624,221
                                   ----------------    ----------------
Shares issued to shareholders in
  reinvestment of distributions                  30                 478
Shares reacquired                          (270,070)         (3,850,092)
                                   ----------------    ----------------
    Net increase                            727,809    $     11,774,607
                                   ================    ================

*For the period from the inception of Class J shares, December 8, 2000, through May 31, 2001.

(6) Line of Credit
The fund and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. A commitment fee of $99,270 which is based on the average daily unused portion of the line of credit is included in miscellaneous expense. The fund had no significant borrowings during the six months ended May 31, 2001.

MASSACHUSETTS INVESTORS GROWTH STOCK FUND

TRUSTEES                                    SECRETARY
J. Atwood Ives+ - Chairman and Chief        Stephen E. Cavan*
Executive Officer, Eastern
Enterprises (diversified services           ASSISTANT SECRETARY
company)                                    James R. Bordewick, Jr.*

Lawrence T. Perera+ - Partner,              CUSTODIAN
Hemenway & Barnes (attorneys)               State Street Bank and Trust Company

William J. Poorvu+ - Adjunct                INVESTOR INFORMATION
Professor, Harvard University               For information on MFS mutual funds,
Graduate School of Business                 call your investment professional
Administration                              or, for an information kit, call
                                            toll free: 1-800-637-2929 any
Charles W. Schmidt+ - Private               business day from 9 a.m. to 5 p.m.
Investor                                    Eastern time (or leave a message
                                            anytime).
Arnold D. Scott* - Senior Executive
Vice President, Director, and               INVESTOR SERVICE MFS Service Center,
Secretary, MFS Investment Management        Inc.
                                            P.O. Box 2281
Jeffrey L. Shames* - Chairman and           Boston, MA 02107-9906
Chief Executive Officer, MFS
Investment Management                       For general information, call toll
                                            free: 1-800-225-2606 any business
Elaine R. Smith+ - Independent              day from 8 a.m. to 8 p.m. Eastern
Consultant                                  time.

David B. Stone+ - Chairman, North           For service to speech- or
American Management Corp.                   hearing-impaired individuals, call
(investment adviser)                        toll free: 1-800-637-6576 any
                                            business day from 9 a.m. to 5 p.m.
INVESTMENT ADVISER                          Eastern time. (To use this service,
Massachusetts Financial Services Company    your phone must be equipped with a
500 Boylston Street                         Telecommunications Device for the
Boston, MA 02116-3741                       Deaf.)

DISTRIBUTOR                                 For share prices, account balances,
MFS Fund Distributors, Inc.                 exchanges, or stock and bond
500 Boylston Street                         outlooks, call toll free:
Boston, MA 02116-3741                       1-800-MFS-TALK (1-800-637-8255)
                                            anytime from a touch-tone telephone.
CHAIRMAN AND PRESIDENT
Jeffrey L. Shames*                          WORLD WIDE WEB
                                            www.mfs.com
PORTFOLIO MANAGER
Stephen Pesek*

TREASURER
James O. Yost*

ASSISTANT TREASURERS
Mark E. Bradley*
Robert R. Flaherty*
Laura F. Healy*
Ellen Moynihan*

+ Independent Trustee
*MFS Investment Management

MASSACHUSETTS INVESTORS                                         --------------
GROWTH STOCK FUND                                                  PRSRT STD
                                                                 U.S. Postage
M F S{R)                                                            Paid
INVESTMENT MANAGEMENT                                                MFS
                                                                --------------
500 Boylston Street
Boston, MA 02116- 3741

(C)2001 MFS Investment Management(R).
MFS(R)investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.

                                             MIG-3 7/01 1.5MM 13/213/313/713/813